UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 4.500% Senior Notes due 2033

On June 2, 2021 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $750 million aggregate principal amount of 4.500% Senior Notes due 2033 (the “New CCOH 2033 Notes”). The New CCOH 2033 Notes will form part of the same series as the CCOH Issuers’ outstanding 4.500% Senior Notes due 2033 issued on April 22, 2021 in an aggregate principal amount of $1.0 billion (the “Existing CCOH 2033 Notes” and, together with the New CCOH 2033 Notes, the “CCOH 2033 Notes”). The New CCOH 2033 Notes will be issued as additional notes pursuant to the supplemental indenture entered into on April 22, 2021 with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Notes Trustee”), in connection with the issuance of the Existing CCOH 2033 Notes and the terms thereof (the “Sixth Supplemental Indenture”). The Sixth Supplemental Indenture supplements a base indenture entered into on May 23, 2019, by and among the CCOH Issuers and the Senior Notes Trustee (the “Senior Notes Base Indenture” and, together with the Sixth Supplemental Indenture, the “Senior Notes Indenture”). The CCOH 2033 Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The CCOH 2033 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Senior Notes Indenture

The Senior Notes Indenture provides, among other things, that the CCOH 2033 Notes are general unsecured obligations of the CCOH Issuers. The CCOH 2033 Notes are not guaranteed.

Interest is payable on the CCOH 2033 Notes on each June 1 and December 1, commencing December 1, 2021.

At any time and from time to time prior to June 1, 2027, the CCOH Issuers may redeem the outstanding CCOH 2033 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such CCOH 2033 Notes to the redemption date, plus a make-whole premium. On or after June 1, 2027, the CCOH Issuers may redeem some or all of the outstanding CCOH 2033 Notes at redemption prices set forth in the Sixth Supplemental Indenture. In addition, at any time prior to June 1, 2024, the CCOH Issuers may redeem up to 40% of the of the CCOH 2033 Notes using proceeds from certain equity offerings at a redemption price equal to 104.500% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, provided that certain conditions are met.

The terms of the Senior Notes Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Sixth Supplemental Indenture), the CCOH Issuers will be required to make an offer to purchase all of the CCOH 2033 Notes at a price equal to 101% of the aggregate principal amount of the CCOH 2033 Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Senior Notes Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Senior Notes Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Senior Notes Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding CCOH 2033 Notes may declare all the CCOH 2033 Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the New CCOH 2033 Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the New CCOH 2033 Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with Deutsche Bank Securities Inc., as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the New CCOH 2033 Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following June 2, 2021. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the New CCOH 2033 Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the New CCOH 2033 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Senior Notes Indenture and the CCOH 2033 Notes, please refer to copies of the Senior Notes Base Indenture, the Sixth Supplemental Indenture and the form of the CCOH 2033 Notes incorporated by reference as Exhibits 4.1, 4.2 and 4.3, respectively. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Senior Notes Base Indenture, the Sixth Supplemental Indenture, the CCOH 2033 Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Issuance of 3.900% Senior Secured Notes due 2052 and 4.400% Senior Secured Notes due 2061

On June 2, 2021 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “CCO Issuers”) issued (i) $1.4 billion aggregate principal amount of 3.900% Senior Secured Notes due 2052 (the “New CCO 2052 Notes”) and (ii) $1.4 billion aggregate principal amount of 4.400% Senior Secured Notes due 2061 (the “CCO 2061 Notes”). The New CCO 2052 Notes form a part of the same series as the Issuers $1.0 billion aggregate principal amount of 3.900% Senior Secured Notes due 2052 issued on March 4, 2021 (the “Existing CCO 2052 Notes” and, together with the New CCO 2052 Notes, the “CCO 2052 Notes” and, together with the CCO 2061 Notes, the “CCO Notes”). The offering and sale of the CCO Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 7, 2020 and a prospectus supplement dated May 18, 2021.

In connection therewith, the Issuers entered into the below agreements.

Secured Notes Indenture

On March 4, 2021, the CCO Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the other guarantors party thereto (the “Subsidiary Guarantors”) entered into a supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Secured Notes Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the Existing CCO 2052 Notes and the terms thereof (the “Nineteenth Supplemental Indenture”). The New CCO 2052 Notes are issued under the Nineteenth Supplemental Indenture. On the Closing Date, the CCO Issuers, the Parent Guarantors and the Subsidiary Guarantors entered into a supplemental indenture with the Secured Notes Trustee and Collateral Agent in connection with the issuance of the CCO 2061 Notes and the terms thereof (the “Twentieth Supplemental Indenture”). The Nineteenth and Twentieth Supplemental Indentures supplement a base indenture entered into on July 23, 2015, by and among the CCO Issuers, CCO Safari II, LLC, the Secured Notes Trustee and the Collateral Agent (the “Secured Notes Base Indenture” and, together with the Nineteenth and Twentieth Supplemental Indenture, the “Secured Notes Indenture”) providing for the issuance of senior secured notes of the Issuers generally.

The Secured Notes Indenture provides, among other things, that interest is payable on the CCO 2052 Notes on each June 1 and December 1, commencing December 1, 2021. Interest is payable on the CCO 2061 Notes on each June 1 and December 1, commencing December 1, 2021. At any time and from time to time prior to December 1, 2051, the CCO Issuers may redeem the outstanding CCO 2052 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after December 1, 2051, the CCO Issuers may redeem some or all of the outstanding CCO 2052 Notes at a redemption price equal to 100% of the principal amount of the CCO 2052 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to June 1, 2061, the Issuers may redeem the outstanding CCO 2061 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date and a make-whole premium. On or after June 1, 2061, the Issuers may redeem some or all of the outstanding CCO 2061 Notes at a redemption price equal to 100% of the principal amount of the CCO 2061 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. The CCO Notes are senior secured obligations of the CCO Issuers. The CCO Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The CCO Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Secured Notes Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Secured Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Secured Notes Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the CCO Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the CCO Notes of such series to be due and payable immediately.

For a complete description of the Secured Notes Indenture and the CCO Notes, please refer to copies of the Nineteenth Supplemental Indenture and Twentieth Supplemental Indenture, the form of the CCO 2052 Notes and the form of the CCO 2061 Notes filed herewith as Exhibits 4.5, 4.6, 4.7 and 4.8, respectively. The foregoing descriptions of the Secured Notes Indenture and the CCO Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the headings “Senior Notes Indenture” and “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On the Closing Date, the Issuers completed the issuance and sale of the New CCOH 2033 Notes and the CCO Notes. The press releases announcing the closing of the issuance and sale of the New CCOH 2033 Notes and the CCO Notes are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively.

The furnishing of the attached press releases is not an admission as to the materiality of any information therein. The information contained in the press releases is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K, Exhibit 99.2 and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.2 and Exhibit 99.3 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing

ITEM 8.01. OTHER EVENTS.

On May 18, 2021, the Issuers, the Parent Guarantor and the guarantors party thereto entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the issuance and sale of an aggregate of $1.4 billion principal amount of 3.900% Senior Secured Notes due 2052 and an aggregate of $1.4 billion principal amount of 4.400% Senior Secured Notes due 2061. The Underwriting Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions.

A copy of the Underwriting Agreement is filed herewith as Exhibit 99.1. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2*	Sixth Supplemental Indenture, dated as of April 22, 2021, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on April 27, 2021).

4.3*	Form of 4.500% Senior Notes due 2033 (included in Exhibit 4.2).

4.4*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.5*	Nineteenth Supplemental Indenture, dated as of March 4, 2021, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Charter Communications, Inc. on March 4, 2021).

4.6	Twentieth Supplemental Indenture, dated as of June 2, 2021, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.7*	Form of 3.900% Senior Notes due 2052 (included in Exhibit 4.5).

4.8	Form of 4.400% Senior Notes due 2061 (included in Exhibit 4.6).

5.1	Legal Opinion of Kirkland & Ellis LLP.

10.1	Exchange and Registration Rights Agreement, dated June 2, 2021, relating to the 4.500% Senior Notes due 2033, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities Inc., as representative of the several Purchasers (as defined therein).

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Underwriting Agreement, dated as of May 18, 2021, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC, as parent guarantor, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

99.2	Press release dated June 2, 2021, announcing the closing of the sale of the 4.500% Senior Notes due 2033.

99.3	Press release dated June 2, 2021, announcing the closing of the sale of the 3.900% Senior Secured Notes due 2052 and 4.400% Senior Secured Notes due 2061.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: June 2, 2021

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: June 2, 2021

CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: June 2, 2021